                                                                    Exhibit 10.8



                               SECURITY AGREEMENT

         This SECURITY AGREEMENT made as of April 3, 2001 is by and between INDIGO ACQUISITION CORP., a Delaware corporation (the "Debtor") and BEAR, STEARNS CORPORATE LENDING, INC., as Security Trustee (as defined in the Facilities Agreement described below) or, upon its resignation, its appointed successor Security Trustee, pursuant to the Facilities Agreement (the "Secured Party").

         In consideration of any loans, extensions of credit, or other financial accommodations made or to be made by the Secured Party or any of its affiliates to the Debtor, or to any other Obligor (as defined herein) under each and every Finance Document, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Debtor and the Secured Party hereby agree, under seal, as follows:

1.       DEFINITIONS.

         a. BOOKS AND RECORDS. The term "Books and Records" means all of the Debtor's books and records, including, but not limited to, records indicating, summarizing, or evidencing the Collateral, the Secured Obligations, and the Debtor's property, business operations, or financial condition; computer runs, invoices, tapes, processing software, processing contracts (such as contracts for computer time and services) and any computer prepared information, tapes, or data of every kind and description, whether in the possession of the Debtor or in the possession of third parties.

         b. COLLATERAL. The term "Collateral" means all tangible and intangible property of the Debtor (other than the Excluded Collateral) whether now owned or hereafter acquired, including, but not limited to, the Debtor's interest now and in the future in the following types or items of property:

                  i. ACCOUNTS - All presently owned and hereafter acquired accounts, accounts receivable, contract rights, bills, acceptances, and other forms of obligations arising out of the sale, lease or consignment of goods or the rendition of services by the Debtor; together with any property evidencing or relating to the Accounts (such as guaranties, credit insurance, Letters of Credit), any security for the Accounts, all Books and Records relating thereto, and all Proceeds of any of the foregoing, including returned or reclaimed Inventory.

                  ii. INVENTORY - All presently owned and hereafter acquired inventory of every nature, kind and description, wherever located, including, without limitation, raw materials, goods, work in process, finished goods, parts or supplies; all goods and property held for sale or lease or to be furnished under contracts of service; and all goods and inventory returned, reclaimed or repossessed, together with all Proceeds of any of the foregoing.

                  iii. EQUIPMENT - All presently owned and hereafter acquired equipment whether or not affixed to realty, including, without limitation, trucks, trailers, motors, tools, dies, parts, jigs, goods, accessories, handling and delivery equipment, fixtures, improvements, office machines and furniture, together with all Proceeds of any of the foregoing, and all accessions, accessories, replacements and the rights of the Debtor under any manufacturer's warranties relating to the foregoing.

                  iv. CHATTEL PAPER - All presently owned and hereafter acquired chattel paper, including, but not limited to, any writing or writings which evidence both a monetary obligation and a security interest in or a lease of specific goods, together with all Proceeds of any of the foregoing.

                  v. GENERAL INTANGIBLES - All presently owned and hereafter acquired general intangibles, including, without limitation, any personal property, Investment Property, choses in action, causes of action, designs, plans, goodwill, tax refunds, licenses, franchises, trademarks, trade names, service marks, copyrights, customer lists and patents, and all rights under license agreements for use of the same, together with all Proceeds of any of the foregoing.

                  vi. INSTRUMENTS - All presently owned and hereafter acquired instruments, including, without limitation, bills of exchange, notes, and all negotiable instruments, all certificated securities, all certificates of deposit and any other writing which evidences a right to the payment of money and is not itself a security agreement or lease and is of a type which is in the ordinary course of business transferred by delivery with any necessary endorsement or assignment, together with all Proceeds of any of the foregoing.

                  vii. DOCUMENTS - All presently owned and hereafter acquired documents, including, but not limited to, documents of title (as that term is defined in the Uniform Commercial Code) and any and all receipts, including, but not limited to, receipts of the kind described in Article 7 of the Uniform Commercial Code, together with all Proceeds of any of the foregoing.

                  viii. LETTERS OF CREDIT - All presently owned and hereafter acquired letters of credit, including, but not limited to, any written undertaking to pay money conditioned upon presentation of specified documents, and advices of letters of credit, together with all Proceeds of any of the foregoing.

                  ix. PROCEEDS - All presently owned and hereafter acquired proceeds, as that term is defined in the Uniform Commercial Code, including, without limitation, whatever is received upon the use, lease, sale, exchange, collection, any other utilization or any disposition of any of the Collateral described in this Section 1.b., whether cash or non-cash, all rental or lease payments, accounts, chattel paper, instruments, documents, contract rights, general intangibles, equipment, inventory, substitutions, additions, accessions, replacements, products, and renewals of, for, or to such property and all insurance therefor.

         c. DEFAULT. The term "Default" has the meaning assigned to it in the Facilities Agreement.

         d. ENVIRONMENTAL LAWS. The term "Environmental Laws" means, without limitation, all legal requirements of any governmental authority pertaining to the environment, including (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 et seq. ("CERCLA"); (ii) the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. 6901 et seq. ("RCRA"); and (iii) any and all laws, regulations, and executive orders, federal, state and local, pertaining to environmental matters, as the same may be amended, replaced or supplemented from time to time.

         e. ERISA. The term "ERISA" means 29 U.S.C.Section 1001 et seq., as amended from time to time, and all rules, regulations, orders and publications adopted or promulgated pursuant thereto.

         f. EXCLUDED COLLATERAL. The term "Excluded Collateral" means any chattel paper and general intangibles which are now or hereafter held by the Debtor as licensee, lessee or otherwise, to the extent that (i) such chattel paper and general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the term Excluded Collateral shall not include (A) any and all proceeds of such chattel paper and general intangibles to the extent that the assignment or encumbering of such proceeds is not so restricted and (B) upon any such licensor, lessor or other applicable party consent with respect to any such otherwise excluded chattel paper or general intangibles being obtained, such chattel paper or general intangibles or proceeds thereof that might have theretofore have constituted Excluded Collateral.

         g. FACILITIES AGREEMENT. The term "Facilities Agreement" means the Facilities Agreement dated February 22, 2001 between, inter alia, Inveresk Research Group Limited and Subsidiaries and Bear, Stearns Corporate Lending, in certain capacities, as it may be amended, replaced or supplemented from time to time.

         h. FINANCE DOCUMENT(S). The term "Finance Document(s)" has the meaning assigned to it in the Facilities Agreement.

         i. OBLIGOR. The term "Obligor" means the Debtor and each and every Borrower and Guarantor from time to time under the Facilities Agreement (as each such term "Borrower" and "Guarantor" is defined in the Facilities Agreement).

         j. SECURED OBLIGATIONS. The term "Secured Obligations" means all monies, liabilities and obligations whatsoever under the Finance Documents (as they may be amended, modified, supplemented or novated from time to time) which are now or at any time hereafter may be due, owing or incurred, by the Debtor to the Lender (as defined in the Facilities Agreement), actually or contingently, solely, jointly and/or severally with another, as principal or surety, including (but without limitation) principal, interest, commission and all banking, legal and other costs, charges and expenses arising from the Security Trustee enforcing or attempting to enforce the pledge under this Security Agreement or any other security interest held by the Security Trustee from the Debtor from time to time.

         k. SECURITY AGREEMENT . The term "Security Agreement" means this Security Agreement, together with all schedules and exhibits hereto and all amendments and modifications as may from time to time be in effect with respect hereto.

         l. UNIFORM COMMERCIAL CODE. The term "Uniform Commercial Code" means the Uniform Commercial Code, in effect from time to time in the State of New York.

         Unless the context otherwise requires, all capitalized terms not specifically defined herein which are defined in the Uniform Commercial Code shall have the meanings stated therein.

2. SECURITY INTEREST. In order to secure the due and punctual payment and performance of the Secured Obligations, the Debtor hereby grants to the Secured Party, for the benefit of the Lenders, a continuing security interest in and general lien upon its right, title and interest in: (i) the Collateral, and (ii) all property of the Debtor now or hereafter in the actual or constructive possession of the Secured Party and/or any affiliate thereof in any capacity whatsoever, including but not limited to, any balance or share of any deposit, trust or agency account. The security interests granted herein are granted as security only and shall not subject the Secured Party to, or in any way affect or modify, any obligation or liability of the Debtor or any other Obligor with respect to any of the Collateral or any transaction which gave rise thereto.

3.       FURTHER ASSURANCES; FILING.

         a. DELIVERY OF DOCUMENTS; INSPECTION OF COLLATERAL. At any time and from time to time, upon the demand of the Secured Party, the Debtor will, at the Debtor's expense: (i) immediately deliver and pledge to the Secured Party, properly endorsed to the Secured Party and/or accompanied by such instruments of assignment and transfer in such form and substance as the Secured Party may reasonably request, any and all instruments, documents, and/or chattel paper owned by Debtor as the Secured Party may specify in its demand; (ii) give, execute, deliver, file, and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary, or that the Secured Party may reasonably request, in order to create, preserve, perfect or validate any security interest granted pursuant hereto or intended to be granted hereunder or to enable the Secured Party to exercise or enforce its rights hereunder or with respect to such security interest; (iii) keep, stamp or otherwise mark any and all documents, instruments, chattel paper and its Books and Records relating to the Collateral in such manner as the Secured Party may reasonably require; and/or (iv) permit representatives and agents of the Secured Party access to its premises at any reasonable time requested by the Secured Party to inspect the Collateral and the Books and Records and to audit and make abstracts from the Books and Records.

         b. FILING OF FINANCING STATEMENT. At the Secured Party's sole option, and without the Debtor's consent, the Secured Party may file a carbon, photographic or other reproduction of this Security Agreement or any financing statement executed pursuant hereto as a financing statement in any jurisdiction so permitting. Except as may be otherwise permitted under the Facilities Agreement, without the prior written consent of the Secured Party, the Debtor will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Secured Party is not named as the sole secured party.

         c. SECURED PARTY'S RIGHTS IN COLLATERAL. With respect to the Collateral, or any part thereof, which at any time may come into the possession, custody or under the control of the Secured Party or any of its affiliates, for any purpose, the right is expressly granted to the Secured Party, at its sole discretion: (i) upon and after the occurrence of an Event of Default, to transfer or register in the name of itself or its nominee any of the Collateral, and whether or not so transferred or registered, to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Collateral and/or apply the same as hereafter provided; (ii) upon and after the occurrence of an Event of Default, to exchange any of the Collateral for other property upon the reorganization, recapitalization or other readjustment of the Debtor and in connection therewith, to deposit the Collateral or any part thereof with any nominee or depository upon such terms as it may determine in its sole discretion; and (iii) upon and after the occurrence of an Event of Default hereunder, to vote the Collateral so transferred or registered and to exercise, or cause its nominee to exercise, all or any powers or rights with respect thereto with the same force and effect as an absolute owner thereof, all without notice to any Obligor and without liability, except to account for property actually received by the Secured Party. The Secured Party shall be deemed to have possession of any of the Collateral in transit to, or set apart for, it or any of its agents, affiliates, associates or correspondents.

         d. SECURED PARTY'S COLLATERAL CUSTODY DUTIES. With respect to the Collateral, or any part thereof, which at any time may come into the possession, custody or under the control of the Secured Party or any of its affiliates, agents, associates or correspondents, the Debtor hereby acknowledges and agrees that the Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of such Collateral, whether pursuant to Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as it deals with similar property for its own account. Neither the Secured Party, nor any of its directors, officers, employees, affiliates, agents, associates or correspondents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so.

4. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants to the Secured Party, which representations and warranties shall be continuing representations and warranties until all of the Secured Obligations are satisfied in full, as follows:

         a. SECURITY AGREEMENT QUESTIONNAIRE. All information provided by the Debtor to the Secured Party and set forth on the Security Agreement Questionnaire attached hereto as Schedule A and made a part hereof, is true and correct as of the date hereof.

         b. LOCATION OF DEBTOR, COLLATERAL. The Debtor is located at 1209 Orange Street, Wilmington, DE 19801 and does business in New York, New York. All other places of business of the Debtor, locations of Collateral, or addresses from which invoices are sent, if any, are listed on Schedule A attached hereto.

         c. LOCATION OF BOOKS AND RECORDS. The Debtor maintains its Books and Records at the location of Debtor set forth in Section 4.b. above.

         d. AUTHORITY. Debtor has the power and authority to enter into and perform this Agreement and any documents or instruments executed in connection herewith, including without limitation all financing statements.

         e. DEBTOR IS SOLE OWNER OF COLLATERAL. The Debtor is, or, to the extent that any Collateral will be acquired after the date hereof, will be, the sole owner of the Collateral, holding good and valid title thereto, free from any lien, security interest, encumbrance or claim (other than the liens and encumbrances in favor of the Secured Party or otherwise permitted under the Facilities Agreement) and has the right to grant the security interests created by this Security Agreement.

         f. MATERIALLY MISLEADING STATEMENTS. No representation, warranty, or statement made herein, on any schedule or exhibit hereto or in any certificate or document furnished or to be furnished pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit any material fact necessary to make it not misleading.

         g. NO FICTITIOUS NAMES. The Debtor does not operate or issue invoices under any name other than the name(s) set forth on the signature page hereof or on the Security Agreement Questionnaire attached hereto as Exhibit A.

         h. COLLATERAL NOT SUBJECT TO AGREEMENTS OR LICENSES. The Collateral is not subject to or restricted by any agreement or license relating to patents, trademarks, trade secrets or copyrights.

5. COVENANTS. The Debtor hereby covenants and agrees that for as long as any Secured Obligations are outstanding:

         a. DEFENSE OF COLLATERAL. The Debtor shall defend the Collateral against all claims and demands of all persons or entities at any time claiming any interest therein other than the Secured Party.

         b. NOTICE OF CHANGES IN LOCATION OF DEBTOR, BOOKS AND RECORDS, COLLATERAL. The Debtor shall provide the Secured Party with prompt written notice of: (i) any intended change in the location of the Debtor and/or the office where the Debtor maintains its Books and Records; and (ii) the location or movement of any Collateral to or at an address other than the addresses set forth on the signature page hereof or on the Security Questionnaire, all such notices to be received by the Secured Party at least 30 days prior to the effective date of any such change. If any such new location as set forth in subsections (i) and (ii) hereof is on leased or mortgaged premises, the Debtor will furnish the Secured Party, prior to the effective date of any such change, with landlord's or mortgagee's waivers pertaining to such premises in form and substance reasonably satisfactory to the Secured Party.

         c. DELIVERY OF INSTRUMENTS, CHATTEL PAPER AND DOCUMENTS OF TITLE. At the request of Secured Party, immediately upon receipt of any instrument, Chattel Paper, and/or document of title (including bills of lading and warehouse receipts), the Debtor shall deliver such Collateral to the Secured Party and shall execute any form of assignment or endorsement reasonably requested by the Secured Party with respect thereto.

         d. NOTICE OF ADVERSE CHANGES, EVENTS OF DEFAULT, SEIZURES AND INSTITUTION OF LITIGATION. The Debtor shall immediately notify the Secured Party of: (i) any material adverse changes in its business, property or financial condition, including, without limitation, any loss of or damage to any Collateral; (ii) any seizure of the Collateral or any claims or alleged claims of third parties to the Collateral; and (iii) to the extent not otherwise required by the Facilities Agreement, the institution of any litigation, arbitration, administrative proceedings or claims against the Debtor, in which the Debtor is a party or in which any of the Collateral is concerned, involving a sum in excess of $100,000.

         e. INSURANCE. To the extent not otherwise required by the Facilities Agreement, Debtor shall effect and maintain such insurance over the Collateral in such manner and to such extent as is reasonable and customary for a business engaged in the same or a similar activity and the same or similar localities to it (subject to the terms set forth below) and shall maintain such policies of insurance in full force and comply with all its obligations relating thereto. All such policies of insurance shall provide for not less than thirty
                  (30) days' prior written notice to the Secured Party of intended cancellation or reduction coverage. The Debtor shall furnish the Secured Party with certificates or other evidence satisfactory to the Secured Party of compliance with the foregoing insurance provisions. The Secured Party shall have the right (but shall be under no obligation) to pay any of the premiums on such insurance and all such payments shall become part of the Secured Obligations and be considered an advance at the highest rate of interest provided for in the Facilities Agreement. After the occurrence of an Event of Default, the Debtor expressly authorizes its insurance carriers to pay proceeds of all insurance policies covering all or any part of the Collateral directly to the Secured Party.

         f. DISPOSITION OF COLLATERAL. Except as may be otherwise permitted under the Facilities Agreement, the Debtor shall not sell, offer to sell, otherwise assign, or permit the involuntary transfer of, or disposition of the Collateral or any interest therein, without the prior written consent of the Secured Party; provided, however, that unless the Secured Party notifies the Debtor otherwise, the Debtor may sell its inventory in the ordinary course of its business.

         g. SECURITY INTERESTS IN COLLATERAL. Except as may be otherwise permitted under the Facilities Agreement, the Debtor shall keep the Collateral free from any lien, security interest or encumbrance except those in favor of the Secured Party, in good order and repair, reasonable wear and tear excepted, and will not waste or destroy the Collateral or any part thereof, used or useful in its business or having any material value. If requested by the Secured Party, the Debtor shall give notice of the Secured Party's security interests in the Collateral to any third person with whom the Debtor has any actual or prospective contractual relationship or other business dealings.

         h. MAINTENANCE, INSPECTION OF BOOKS AND RECORDS. The Debtor shall maintain complete and accurate Books and Records in accordance with generally accepted accounting principles ("GAAP") in effect in the United States from time to time, and shall make all necessary entries therein to reflect the costs, values and locations of its Inventory and Equipment and the transactions giving rise to its Accounts and all payments, credits and adjustments thereto. The Debtor shall keep the Secured Party fully informed as to the location of all such Books and Records and shall permit the Secured Party and its authorized agents to have full, complete and unrestricted access thereto at all reasonable times to inspect, audit and make copies of any and all such Books and Records. Upon submission to the Debtor of an invoice therefore, the Debtor will reimburse the Secured Party for any and all reasonable fees and costs related to any inspection and/or audit by the Secured Party and its authorized agents of the Books and Records. The Secured Party's rights hereunder shall be enforceable at law or in equity, and the Debtor consents to the entry of judicial orders or injunctions enforcing specific performance of such obligations hereunder.

         i. ASSIGNMENT OF UNITED STATES ACCOUNTS. If any of the Accounts arise out of contracts with the United States or any of its departments, agencies or instrumentalities, the Debtor shall immediately notify and identify same to the Secured Party, and shall promptly execute and deliver to the Secured Party an assignment of claims for such Accounts in form acceptable to the Secured Party, and shall take all steps deemed reasonably necessary to protect the Secured Party's interest therein under the Federal Assignment of Claims Act or any similar law or regulation.

         j. MAINTENANCE AND INSPECTION OF EQUIPMENT AND INVENTORY. With respect to Equipment and Inventory, the Debtor shall: (i) keep accurate books and records with respect thereto, including, without limitation, maintenance records and current stock, and cost and sales records accurately itemizing the types and quantities thereof; (ii) upon request, deliver to the Secured Party all evidence of ownership in such Collateral, including certificates of title with the Secured Party's interest appropriately noted on the certificate; (iii) permit the Secured Party and its authorized agents to inspect any or all of the Inventory and Equipment at all reasonable times; (iv) preserve the Inventory and Equipment in good condition and repair, and pay the cost of all necessary replacement parts, repairs to and maintenance of the Inventory and Equipment; and
                  (v) if any of the Collateral is located upon land which is the subject of a lease or mortgage, deliver an agreement of subordination from the lessor or mortgagee providing that any lien of such party shall be subordinate to the security interest of the Secured Party granted herein.

         k. ASSIGNMENT OF ACCOUNTS. With respect to Accounts, the Debtor shall, upon request, immediately give the Secured Party assignments, in a form acceptable to the Secured

                  Party, of all Accounts, all original and other documents evidencing a right to payment of Accounts, financial statements, agings, reports, lists of account debtors, copies of purchase orders, invoices, contracts, shipping and delivery receipts, and such other data concerning the Accounts as the Secured Party may reasonably request. The Debtor agrees that the Secured Party and its authorized agents shall at all times have the right to confirm orders and to verify any or all of the Accounts in the Secured Party's name, or in any fictitious name used by the Secured Party for verifications.

         l. CONTINUING OF PERFECTED STATUS OF COLLATERAL. The Debtor agrees to cooperate and join with the Secured Party, at Debtor's expense, in taking such steps as are necessary to perfect or continue the perfected status of the security interests granted herein, including, without limitation, the execution and delivery of any financing statements, amendments thereto and continuation statements, the delivery of Chattel Paper, Documents or Instruments to the Secured Party, the obtaining of landlords' and mortgagees' waivers required by the Secured Party, the notation of encumbrances in favor of the Secured Party on certificates of title, and the execution and filing or any collateral assignments and any other instruments or required to perfect the Secured Party's security interest in any and all of the Debtor's patents, trademarks, service marks, trade names, copyrights, other General Intangibles and other assets of any nature. The Secured Party is expressly authorized to file financing statements without the Debtor's signature.

6.       GENERAL AUTHORITY.

         a. SECURED PARTY AS ATTORNEY-IN-FACT. The Debtor hereby irrevocably appoints the Secured Party (and any of its attorneys, officers, employees or agents) as its true and lawful attorney-in-fact, said appointment being coupled with an interest, with full power of substitution, in the name of the Debtor, the Secured Party, or otherwise, for the sole use and benefit of the Secured Party in its sole discretion, but at the Debtor's expense, to exercise, to the extent permitted by law, in its name or in the name of the Debtor or otherwise, the powers set forth herein, such powers, including, but not limited to, the power at any time: (i) upon and after the occurrence of a Default, to endorse the name of the Debtor upon any instruments of payment, invoice, freight, or express bill, bill of lading, storage, or warehouse receipt relating to the Collateral; (ii) upon and after the occurrence of a Default, to demand, collect, receive payment of, settle, compromise, or adjust all or any of the Collateral; (iii) to sign and file one or more financing statements naming the Debtor as debtor and the Secured Party as secured party and indicating therein the types or describing the items of Collateral herein specified; (iv) upon and after the occurrence of a Default, to correspond and negotiate directly with insurance carriers; and (v) to execute any notice, statement, instrument, agreement, or other paper that the Secured Party may require to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Secured Party to exercise or enforce its rights hereunder or with respect to such security interest.

         b. LIABILITY OF SECURED PARTY AS ATTORNEY-IN-FACT. Neither the Secured Party nor its attorneys, officers, employees or agents shall be liable for acts, omissions, any error in judgment or mistake in fact in its/their capacity as attorney-in-fact, except those arising from its gross negligence or willful misconduct. The Debtor hereby ratifies all acts of the Secured Party as its attorney-in-fact. This power, being coupled with an interest is irrevocable until the Secured Obligations have been fully satisfied. The Secured Party shall not be required to take any steps necessary to preserve any rights against prior parties with respect to any of the Collateral.

         c. EFFECT OF EXTENSIONS AND MODIFICATIONS. The Secured Party may, after the occurrence of an Event of Default, extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Debtor or any other Obligor.

7. EVENTS OF DEFAULT. The occurrence of an Event of Default as defined in the Facilities Agreement shall be an Event of Default under this Security Agreement.

8.       REMEDIES.

         a. ACCELERATION OF SECURED OBLIGATIONS; GENERAL RIGHTS OF SECURED PARTY. Upon the occurrence and during the continuance of an Event of Default described in Section 7 hereof, the Secured Party may, at its option, exercise any and all rights and remedies it has under this Security Agreement and/or applicable law.

         b. RIGHT OF SETOFF. Upon and after the occurrence of a Default, the Secured Party shall have the right, without notice to the Debtor or to any other Obligor and regardless of the adequacy of the Collateral for the Secured Obligations or other means of obtaining repayment of the Secured Obligations, and is specifically authorized hereby to apply toward and set-off against and apply to the then unpaid balance of the Secured Obligations which are due and payable, any items or funds of any Obligor held by the Secured Party or any affiliate thereof, any and all deposits (whether general or special, time or demand, matured or unmatured) or any other property of the Debtor, including, without limitation, securities, now or hereafter maintained by the Debtor for its own account with the Secured Party or any affiliate thereof, and any other indebtedness at any at any time held or owing by the Secured Party or any affiliate thereof to or for the credit or the account of any Obligor, even if effecting such set-off results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits. For such purpose, the Secured Party shall have, and the Debtor hereby grants to the Secured Party, a first lien on and security interest in such deposits, property, funds and accounts and the proceeds thereof.

         c. TURNOVER OF PROPERTY HELD BY AFFILIATES. The Debtor authorizes any affiliate of the Secured Party, upon and following the occurrence of an Event of Default, at the request of the Secured Party, and without notice to the Debtor, to turn over to the Secured Party any property of the Debtor held by such affiliate for the Debtor's account and to debit any deposit account maintained by the Debtor with such affiliate (even if such deposit account is not then due or there results a loss or reduction of interest or the imposition of a penalty in accordance with law applicable to the early withdrawal of time deposits), in the amount requested by the Secured Party up to the amount of the Secured Obligations, and to pay or transfer such amount or property to the Secured Party for application to the Secured Obligations.

         d. ADDITIONAL RIGHTS AND REMEDIES. In addition to the rights and remedies available to the Secured Party as set forth above, upon the occurrence of an Event of Default hereunder, or at any time thereafter, the Secured Party may at its option, immediately and without notice, do any or all of the following, which rights and remedies are cumulative, may be exercised from time to time, and are in addition to any rights and remedies available to the Secured Party under any other agreement or instrument by and between any Obligor and the Secured Party:

                  i. Exercise any and all of the rights and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to require the Debtor to assemble the Collateral and make it available to the Secured Party at a place reasonably convenient to the parties;

                  ii. Operate, utilize, recondition and/or refurbish any of the Collateral for the purpose of enhancing or preserving the value thereof by any means deemed appropriate by the Secured Party, in its sole discretion, including, without limitation, converting raw materials and/or work-in-progress into finished goods;

                  iii. Notify the account debtors for any of the Accounts to make payment directly to the Secured Party, or to such post office box as the Secured Party may direct;

                  iv. Demand, sue for, collect, or retrieve any money or property at any time payable, receivable on account of, or in exchange for, or make any compromise, or settlement deemed desirable with respect to any of the Collateral;

                  v. Notify the post office authorities to change the address for delivery of the Debtor's mail to an address designated by the Secured Party and to receive, open, and distribute all mail addressed to the Debtor, retaining all mail relating to the Collateral and forwarding all other mail to the Debtor; and/or

                  vi. Upon ten (10) calendar days' prior written notice to the Debtor (or one (1) day notice by telephone with respect to Collateral that is perishable or threatens to decline rapidly in value), which the Debtor hereby acknowledges to be sufficient, commercially reasonable and proper, the Secured Party may sell, lease or otherwise dispose of any or all of the Collateral at any time and from time to time at public or private sale, with or without advertisement thereof, and apply the proceeds of any such sale first to the Secured Party's expenses in preparing the Collateral for sale (including reasonable attorneys' fees) and second to the complete satisfaction of the Secured Obligations in any order deemed appropriate by the Secured Party in its sole discretion. The Debtor waives the benefit of any marshalling doctrine with respect to the Secured Party's exercise of its rights hereunder. The Debtor grants a royalty-free license to the Secured Party for all patents, service marks, trademarks, trade names, copyrights, computer programs and other intellectual property and proprietary rights sufficient to permit the Secured Party to exercise all rights granted to the Secured Party under this Section. To the extent lawfully permitted, Secured Party or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold such Collateral absolutely, free from any claim or right of whatsoever kind, including any equity of redemption of the Debtor or any other Obligor, any such notice, right and/or equity of redemption being hereby expressly waived and released.

9.       MISCELLANEOUS.

         a. REMEDIES CUMULATIVE; NO WAIVER. The rights, powers and remedies of the Secured Party provided in this Security Agreement and any of the other Finance Documents are cumulative and not exclusive of any right, power or remedy provided by law or equity. No failure or delay on the part of the Secured Party in the exercise of any right, power or remedy shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy.

         b. NOTICES. All notices shall be delivered in accordance with the terms of Section 32 of the Facilities Agreement.

         c. COSTS AND EXPENSES. Whether or not the transactions contemplated by this Security Agreement and the other Finance Documents are fully consummated, the Debtor shall promptly pay (or reimburse, as the Secured Party may elect) all costs and expenses which the Secured Party has incurred or may hereafter incur in connection with the negotiation, preparation, reproduction, interpretation, perfection, monitoring, administration and enforcement of the Finance Documents, the collection of all amounts due under the Finance Documents, and all amendments, modifications, consents or waivers, if any, to the Finance Documents. Such costs and expenses shall include, without limitation, the reasonable fees and disbursements of counsel to the Secured Party (including the Secured Party's in-house counsel), the costs of appraisals, searches of public records, costs of filing and recording documents with public offices, internal and/or external audit and/or examination fees and costs, stamp, excise and other taxes, the fees of the Secured Party's accountants, consultants or other professionals, costs and expenses from any actual or attempted sale at all or any part of the Collateral, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, and for the care and preparation for sale of the Collateral (including insurance costs) and defending and asserting the rights and claims of the Secured Party in respect thereof, by litigation or otherwise. The Debtor's reimbursement obligations under this Section shall survive any termination of the Finance Documents.

         d. GOVERNING LAW. This Security Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York without reference to conflict of laws principles.

         e. INTEGRATION. This Security Agreement and the other Finance Documents constitute the solo agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

         f. AMENDMENT; WAIVER. No amendment of this Security Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

         g. SUCCESSORS AND ASSIGNS. This Security Agreement (i) shall be binding upon the Debtor and the Secured Party and, where applicable, their respective successors and permitted assigns, and (ii) shall inure to the benefit of the Debtor and the Secured Party and, where applicable, their respective successors and permitted assigns; provided, however, that the Debtor may not assign its rights hereunder or any interest herein without the prior written consent of the Secured Party, and any such assignment or attempted assignment by the Debtor shall be void and of no effect with respect to the Secured Party.

         h. SALE, ASSIGNMENT OR PARTICIPATIONS. The Secured Party may from time to time sell or assign, in whole or in part, or grant participations in some or all of the Documents and/or the obligations evidenced thereby. The holder of any such sale, assignment or participation, if the applicable agreement between the Secured Party and such holder so provides, (i) shall be entitled to all of the rights, obligations and benefits of the Secured Party, and (ii) shall be deemed to hold and may exercise the rights of setoff or Secured Party's lien with respect to any and all obligations of such holder to the Debtor, in each case as fully as though the Debtor were directly indebted to such holder. The Secured Party may in its discretion, give notice to the Debtor of such sale, assignment or participation; however, the failure to give such notice shall not affect any of the Secured Party's or such holder's rights hereunder. In accordance with and in a manner consistent with the confidentiality provisions of Facilities Agreement, the Debtor authorizes the Secured Party to provide information concerning the Debtor to any prospective purchaser, assignee or participant. The information provided may include, but is not limited to, amounts, terms, balances, payment history, return item history and any financial or other information about the Debtor. The Debtor agrees to indemnify, defend, release the Secured Party, and hold the Secured Party harmless, at the Debtor's cost and expense, from and against any and all lawsuits, claims, actions, proceedings or suits against the Secured Party or against the Debtor and the Secured Party, arising out of or relating to the Secured Party's reporting or disclosure of such information, except any of the foregoing resulting from the Secured Party's gross negligence or willful misconduct.

         i. SEVERABILITY. The illegality or unenforceability of any provision of this Security Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Security Agreement or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Security Agreement, there shall be added automatically as a part of this Security Agreement a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

         j. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Debtor irrevocably appoints each and every officer of the Debtor as its attorneys upon whom may be served, by regular or certified mail at the address set forth in Section 4.b. of this Security Agreement, any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Security Agreement or any of the other Finance Documents. The Debtor hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of New York or in the United States District Court for the Southern District of New York by service of the process on any such owner, partner and/or officer. The Debtor further agrees that such courts of the State of New York and the United States District Court for the Southern District of New York shall have jurisdiction with respect to the subject matter hereof and the person of the Debtor and all Collateral for the Secured Obligations.

         k.       INDEMNIFICATION.

                  i. If, after receipt of any payment of all or any part of the Secured Obligations, the Secured Party is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Security Agreement and the other Finance Documents shall continue in full force and effect, and the Debtor shall be liable for, and shall indemnify, defend and hold harmless the Secured Party with respect to the full amount so surrendered.

                  ii. The Debtor shall indemnify, defend and hold harmless the Secured Party with respect to any and all claims, expenses, demands, losses, costs, fines or liabilities of any kind (including, without limitation, those involving death, personal injury or property damage and including reasonable attorneys' fees and costs) arising from or in any way related to any hazardous materials or dangerous environmental condition within, on, from, related to or affecting any real property owned or occupied by the Debtor, other than those resulting from the gross negligence or willful misconduct of the Secured Party.

                  iii. The provisions of this Section shall survive the termination of this Security Agreement and the other Finance Documents and shall be and remain effective notwithstanding the payment of the Secured Obligations, the release of any security interest, lien or encumbrance securing the Secured Obligations or any other action which the Secured Party may have taken in reliance upon its receipt of such payment. Any action by the Secured Party shall be deemed to have been conditioned upon any payment of the Secured Obligations having become final and irrevocable.

         l. INCONSISTENCIES. The Finance Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Finance Documents, such inconsistency shall not affect the validity or enforceability of any Finance Document. In the event of any inconsistency or ambiguity in any of the Finance Documents, the Finance Documents shall not be construed against any one party but shall be interpreted consistent with the Secured Party's policies and procedures.

         m. HEADINGS. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Security Agreement.

         n. SCHEDULES. If a schedule and/or an exhibit is attached hereto, the provisions thereof are incorporated herein.

         o.       JUDICIAL PROCEEDING; WAIVERS.

                  i. EACH PARTY TO THIS SECURITY AGREEMENT AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY ANY PARTY HERETO OR ANY SUCCESSOR OR ASSIGN OF ANY PARTY, ON OR WITH RESPECT TO THIS SECURITY AGREEMENT, ANY OF THE OTHER FINANCE DOCUMENTS, THE COLLATERAL OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

                  ii. THE DEBTOR AND THE SECURED PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDINGS. FURTHER, EACH PARTY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  iii. THE DEBTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS SECURITY AGREEMENT AND THAT THE SECURED PARTY WOULD NOT EXTEND CREDIT IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THE SECURITY AGREEMENT.

IN WITNESS WHEREOF, the authorized officers of the parties hereto have caused this Security Agreement to be signed, sealed and delivered on the date above first written.

                                  DEBTOR:

Attest:                           INDIGO ACQUISITION CORP.


By: /s/                           By: /s/ Walter Nimmo                    (SEAL)
   --------------------------        -------------------------------------
    Name:                            Name: Walter Nimmo
    Title:                           Title:



                                  SECURED PARTY:

                                  BEAR, STEARNS CORPORATE LENDING, INC., as
                                      Security Trustee

                                  By:  /s/
                                     -------------------------------------------
                                     Name:
                                     Title: